                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 5, 2001.

                          GLOBAL CAPITAL PARTNERS INC.
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                   000-26202                    52-1807562
     (State or Other        (Commission File Number)         (I.R.S. Employee
Jurisdiction of Incorporation)                            Identification Number)

         6000 Fairview Road, Suite 1410, Charlotte, North Carolina 28210
          (Address of Principal Executive Offices, Including Zip Code)

                                 (704) 643-8220
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

     On December 5, 2001, we announced that our common stock had been delisted from Nasdaq. We anticipate that our common stock will trade on the OTC bulletin board.

Item 7.    Financial Statements and Exhibits.

           (a)  Financial Statements of Business Acquired.

                Not applicable.

           (c)  Exhibits.

                The following exhibit is included as part of this Report and is set forth following the signature page hereto and beginning on page 6:

                99    Press release dated December 5, 2001 announcing delisting.

                                       2

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GLOBAL CAPITAL PARTNERS, INC.
                                                (Registrant)

Date:  December 19, 2001
                                    By:    /s/ Kevin D. McNeil
                                               (Signature)
                                    Name:  Kevin D. McNeil
                                    Title: Executive Vice President, Secretary,
                                           Treasurer and Chief Financial Officer

                                       3

                                  Exhibit Index

   Exhibit No.                            Description

        99          Press release dated December 5, 2001 announcing delisting.

                                       4